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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 MARCH 23, 2001


                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2001-1
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         CALIFORNIA                   333-54184                    95-4438859
----------------------------         -----------              ------------------
(State or other jurisdiction         (Commission              (I.R.S. employer
of incorporation)                    file number)            identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                        90071
----------------------------------------                           ----------
(Address of principal executive offices)                           (ZIP Code)


                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

         This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of the Aames Mortgage Trust 2001-1, Mortgage Pass-Through Certificates, Series 2001-1.


Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

     5.2  Opinion of Stroock & Stroock & Lavan LLP regarding the legality of
          Bonds

     8.1  Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

     23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1,
          5.2 and 8.0)




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AAMES CAPITAL CORPORATION


                                                 By:  /s/ Jon Van Deuren
                                                      ---------------------
                                                      Jon Van Deuren
                                                      Senior Vice President



         Dated: March 26, 2001



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                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit
-----------      ----------------------

    5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates
    5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds
    8.1          Opinion of Stroock & Stroock & Lavan LLP regarding tax matters
   23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)